RBC International Small Cap Equity Fund Investment Strategy - RBC International Small Cap Equity Fund	Mar. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of small companies located throughout the world, excluding the United States. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund currently considers “small companies” to be those within the market capitalization range of the MSCI ACWI ex USA Small Cap Index at the time of initial purchase by the Fund. As of June 30, 2025, the market capitalization range of the MSCI ACWI ex USA Small Cap Index was approximately $62.3 million to $12.2 billion. The Fund determines where a company is located, and thus, whether a company is considered to be located outside the United States by considering whether: (i) it is organized under the laws of or maintains its principal office in a country located outside the United States; (ii) its securities are principally traded on trading markets in countries located outside the United States; (iii) it derives at least 50% of its total revenue or profits from either goods produced or services performed or sales made in countries located outside the United States; or (iv) it has at least 50% of its assets in countries located outside the United States. For companies that are organized under the laws of or maintain their principal office in the United States, the Fund will only consider (iii) and (iv) above. The equity securities in which the Fund may invest include common stock, preferred stock, convertible securities, American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, participation notes, warrants and rights. The Fund will invest in at least three countries. The Fund also will be diversified by sector and country within certain ranges of the MSCI ACWI ex-US Small Cap Index as determined by the Adviser. The Fund will normally invest in a portfolio of equity securities denominated in both the U.S. Dollar and currencies of other developed countries, and in currencies of the local emerging market countries. The investment process of the Fund is primarily based on fundamental research, although the Sub-Adviser will also consider quantitative and technical factors. The Sub-Adviser will also assess the economic outlook for each region, including expected growth, market valuations and economic trends. Stock selection decisions are ultimately based on an understanding of the company, its business and its outlook. The Sub-Adviser may sell securities for a number of reasons such as a change in the business model, a more attractive opportunity arises, portfolio construction benefits and less perceived potential upside. The Sub-Adviser considers material environmental, social and governance (“ESG”) factors as part of the investment process. The ESG factors deemed material to the Fund are at the discretion of the Sub-Adviser. Material ESG factors are considered as part of the investment analysis for applicable securities.